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                                                       LifePoints Funds: Class D




                        FRANK RUSSELL INVESTMENT COMPANY
                      Supplement dated March 1, 2004 to the
                         PROSPECTUS DATED March 1, 2004

The following information restates the first two paragraphs of the section entitled "How to Purchase Shares" for the LifePoints Funds Class D Prospectus:

      Shares are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investment Services at 800-787-7354 for assistance in contacting an investment professional near you.

      There is currently no required minimum initial investment for the Funds offered by this Prospectus. However, each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.